UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2005

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

As described in the Prospectus dated April 8, 2004 (the “Prospectus”) for units of beneficial interest in the American Bar Association Members/State Street Collective Trust (the “Collective Trust”), the American Bar Retirement Association (“ABRA”), as sponsor of the Program referred to in the Prospectus, and State Street Bank and Trust Company (“State Street Bank”) have entered into an Administrative and Investment Services Agreement effective January 1, 2003 (the “AISA Agreement”).

On February 17, 2005, the AISA Agreement was amended, effective April 1, 2005, to increase the trust, management and administration fee payable by the Collective Trust for management, administration and custody of the assets in the Investment Options (as defined in the Prospectus), other than Self-Managed Brokerage Accounts (as defined in the Prospectus). Effective April 1, 2005, the trust, management and administration fee will be calculated according to the following schedule as applied to the aggregate value of assets held by the Funds (as defined in the Prospectus), excluding for this purpose assets of a Fund consisting of direct holdings of Units of another Fund:

First $1.0 billion	.1835%
Next $1.8 billion	.0580%
Over $2.8 billion	.0250%

A copy of the amendment to the AISA Agreement is filed as an exhibit hereto.

ITEM 3.03 Material Modification to Rights of Security Holders.

As a result of the changes described above, on February 17, 2005, each of the Fund Declarations of the Collective Trust was amended, effective April 1, 2005, to reflect the change in the trust, management and administration fee. A copy of the amendment to Fund Declarations is filed as an exhibit hereto.

ITEM 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Effective February 17, 2005, Susan C. Daniels resigned as Treasurer and Chief Accounting Officer of the Collective Trust.

(c) Effective February 17, 2005, Robert E. Fullam was appointed Treasurer and Chief Accounting Officer of the Collective Trust. Mr. Fullam, age 43, is the Treasurer and Chief Accounting Officer of the Collective Trust, a Vice President of State Street Bank and Trust Company of New Hampshire (“State Street”) and Assistant Vice President of CitiStreet LLC, an affiliate of State Street Bank. Prior to joining CitiStreet in 2001, Mr. Fullam worked at State Street Bank in various capacities during the period of 1987 through 2001, including Account Controller, Client Representative, Compliance Analyst and Investment Officer. Mr. Fullam is a member of the CFA Institute and is a holder of the right to use the Chartered Financial Analyst designation.

Mr. Fullam is not related to any other executive officer of the Collective Trust or any director of State Street, the trustee of the Collective Trust.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) See the description of the Amendment to Fund Declarations under Item 3.03 Material Modification to Rights of Security Holders.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
3.15	American Bar Association Members/State Street Collective Trust Amendment to Fund Declarations dated February 17, 2005

10.7.3	Amendment No. 2 effective April 1, 2005, to the Administrative and Investment Services Agreement effective January 1, 2003, between State Street Bank and Trust Company and the American Bar Retirement Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: February 23, 2005	By:	/s/ Beth M. Halberstadt
	Name:	Beth M. Halberstadt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.15	American Bar Association Members/State Street Collective Trust Amendment to Fund Declarations dated February 17, 2005

10.7.3	Amendment No. 2 effective April 1, 2005, to the Administrative and Investment Services Agreement effective January 1, 2003, between State Street Bank and Trust Company and the American Bar Retirement Association